EXECUTION VERSION

EXHIBIT 10.16

EMERGENT CAPITAL, INC.,

as Issuer,

15.0% Senior Secured Notes due September 14, 2018

________________________

FORM OF NOTE PURCHASE AGREEMENT

Dated as of _________, 2016

________________________

Table of Contents
Page

SECTION I.	PURCHASE AND SALE; ISSUE DATE............................................................. 1

Section 1.1	Purchase and Sale........................................................................................ 1

Section 1.2	Closing......................................................................................................... 2

SECTION II.	CONDITIONS PRECEDENT.............................................................................. 2

Section 2.1	Conditions to Purchase................................................................................ 2

Section 2.2	Issuer's Acceptance...................................................................................... 3

Section 2.3	Purchaser’s Waiver of Compliance.............................................................. 3

SECTION III.	REPRESENTATIONS AND WARRANTIES...................................................... 4

Section 3.1	Representations and Warranties of the Issuer.............................................. 4

Section 3.2	Representations and Warranties of the Purchaser...................................... 10

SECTION IV.	INDEMNIFICATION......................................................................................... 11

SECTION V.	MISCELLANEOUS........................................................................................... 12

Section 5.1	Amendments and Waivers......................................................................... 12

Section 5.2	Notices....................................................................................................... 12

Section 5.3	No Waiver; Cumulative Remedies............................................................. 12

Section 5.4	Successors and Assigns.............................................................................. 13

Section 5.5	Counterparts............................................................................................... 13

Section 5.6	Severability................................................................................................ 13

Section 5.7	Governing Law........................................................................................... 13

Section 5.8	Termination................................................................................................ 13

Section 5.9	Limited Recourse; No Proceedings........................................................... 13

Section 5.10	Legal Counsel............................................................................................ 13

Section 5.11	Survival of Representations and Warranties and Indemnification............. 14

Section 5.12	Submission to Jurisdiction; Waivers.......................................................... 14

Section 5.13	Waivers of Jury Trial.................................................................................. 15

Section 5.14	Authorization for Indenture Trustee........................................................... 15

NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of ______________, 2016, by and among EMERGENT CAPITAL, INC., a Florida corporation (the “Issuer”), and the purchasers who have executed this Agreement (collectively, the “Purchaser” unless context refers to each Purchaser separately).

W I T N E S S E T H:
WHEREAS, the Issuer proposes to sell to the Purchaser 15.0% senior secured notes due September 14, 2018 (the “Notes”) in aggregate principal amount of up to U.S. $30,000,000;
WHEREAS, the Notes will be issued pursuant to the Indenture, dated March 11, 2016, by and among the Issuer and Wilmington Trust, National Association, as indenture trustee (capitalized terms used in this Agreement and not defined have the meanings specified in the Indenture; rules of construction set forth in Section 1.03 of the Indenture apply equally to this Agreement); and
WHEREAS, the Notes are being offered and sold to the Purchaser without being registered under the U.S. Securities Act, in reliance on an exemption therefrom;
NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:
SECTION I.PURCHASE AND SALE; ISSUE DATE

Section 1.1        Purchase and Sale.
(a)    On and subject to the terms and conditions of this Agreement and the Indenture, on the Initial Issue Date or any Additional Issue Date, as applicable, the Issuer agrees to issue and sell to the Purchaser, the Note with an Initial Note Balance set forth opposite the Purchaser’s name on Schedule 1, and (i) to deliver such Note to the Indenture Trustee as agent for the Purchaser on, or before, the Closing Time, and (ii) to cause the Indenture Trustee to deliver the Note to the Purchaser, the following business day of the Initial Issue Date or Additional Issue Date, as applicable, by overnight courier in accordance with the delivery instructions set forth in the executed Purchaser Letter (as defined in Section 3.2(d) below) delivered to the Issuer at the Closing Time (as defined in Section 1.2 below). On the basis of the representations and warranties of the Issuer set forth in this Agreement and the other Transaction Documents, and subject to the terms and conditions set forth herein and therein, the Purchaser hereby agrees to purchase such Note on the Initial Issue Date or Additional Issue Date, as applicable, from the Issuer in accordance with the terms set forth herein, and hereby appoints the Indenture Trustee as its agent for the limited purpose of accepting delivery of the Note.

(b)    The purchase price for each Note, whether issued on the Initial Issue Date or on an Additional Issue Date, is 100% of its Initial Note Balance (the “Purchase Price”).

Section 1.2    Closing.
(a)    Delivery and sale of the Notes and payment of the Purchase Price (for the Notes) will be completed (the "Closing") at 11:00 a.m. (Eastern time) on the Initial Issue Date or Additional Issue Date, as applicable, (the "Closing Time"). If, on or prior to the Closing Time, the terms and conditions contained in this Agreement and the other Transaction Documents have been complied with to the satisfaction of the Purchaser, or waived by the Purchaser pursuant to Section 2.3, the Purchaser shall deliver to the Issuer, at the Closing Time, an executed copy of this Agreement and will cause the delivery to the Issuer, at the Closing Time, payment of the Purchase Price (for the Notes) in U.S. Dollars, either by wire transfer to the Deposit Account of the Issuer identified on Schedule 2 hereto or by certified check or bank draft, as determined by the Issuer and the Purchaser, for the Notes purchased pursuant to this Agreement against delivery of physically certificated Notes representing the Initial Note Balance as identified on Schedule 1 hereto, and such other documentation as may be required pursuant to this Agreement and the other Transaction Documents. If, prior to the Closing Time, the terms and conditions contained in this Agreement and the other Transaction Documents have not been complied with to the satisfaction of the Purchaser, or waived by the Purchaser, the Purchaser and the Issuer will have no further obligations under this Subscription Agreement.

SECTION II.CONDITIONS PRECEDENT

Section 2.1    Conditions to Purchase. The following shall be conditions precedent to the purchase of the Note on the Initial Issue Date or any Additional Issue Date:
(a)    The Notes shall have been duly authorized, executed, authenticated, delivered and issued and, upon payment of the Purchase Price, shall be entitled to the benefits of the Indenture. This Agreement and each of the other Transaction Documents shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect, and all conditions precedent contained in the Transaction Documents shall have been satisfied.
(b)    The Purchaser shall have received a written legal opinion under United States and New York State law, in form and substance satisfactory to the Purchaser, from Foley & Lardner LLP, in a form as is usual and customary for financings of this type, including, without limitation, corporate authorization, enforceability, non-contravention of material agreements, perfection, non-contravention of law, no registration under United States federal and state securities laws, Investment Company Act and such other matters as the Purchaser may reasonably request.

(c)    The Purchaser and the Indenture Trustee shall have each received signature and incumbency certificates executed by the authorized officers of the Issuer, to enable each of them to enter into the Transaction Documents to which such entity is a party.
(d)    The Purchaser and the Indenture Trustee shall have received a closing certificate from Issuer, containing (i) the certificate of incorporation or articles of organization of the Issuer, (ii) certified bylaws, (iii) a good standing certificate from its jurisdiction of organization and (iv) resolutions of the board of directors authorizing and approving the execution, delivery and performance of the Transaction Documents and the obligations thereunder to which the Issuer is a party and the transactions contemplated thereby.
(e)    The representations and warranties of the Issuer set forth in Section 3.1 hereof and in the other Transaction Documents shall be true and correct on the date hereof.
(f)    No Default or Event of Default has occurred and is continuing.
(g)    All corporate and other proceedings in connection with the transactions contemplated hereby and the other Transaction Documents, and all documents, opinions and certificates incident thereto shall be satisfactory in form and in substance to the Purchaser.
(h)    All governmental and third party approvals necessary in connection with the continuing operations of the Issuer and the transactions contemplated hereby shall have been obtained and be in full force and effect.
(i)    The Indenture Trustee shall have received the certificates representing the Pledged Collateral as defined in and pledged pursuant to the Pledge Agreement and the Indenture. UCC financing statements contemplated by the Security Documents shall have been recorded in the appropriate filing office.
(j)    The Issuer shall have delivered to the Indenture Trustee on, or before, the Closing Time the Purchaser’s Notes for delivery of the Note to the Purchaser in compliance with Section 1.1 hereof.
Section 2.2        Issuer’s Acceptance. The Issuer’s acceptance of the Purchase Price for the Note issued on the Initial Issue Date or Additional Issue Date, as applicable, shall be the Issuer’s acknowledgement to the Purchaser that the conditions to closing set forth in Section 2.1 have been complied with or otherwise waived as of such date.
Section 2.3        Purchaser’s Waiver of Compliance. The Purchaser may in its sole discretion waive compliance with any conditions to the obligations of the Purchaser set forth in Section 2.1 hereof.

SECTION III.REPRESENTATIONS AND WARRANTIES

Section 3.1        Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Indenture Trustee and the Purchaser that as of the Initial Issue Date or any Additional Issue Date, as applicable:
(a)    Organization and Good Standing. Each of the Issuer and its Significant Subsidiaries has been duly formed and is validly existing and in good standing under the laws of its state of organization or incorporation, as applicable, with all requisite corporate or other power and authority to own, lease and use its properties (whether real, personal, tangible or intangible or of any kind whatsoever) and to conduct its business as presently conducted and has the power and authority to own and convey all of its properties(whether real, personal, tangible or intangible or of any kind whatsoever) and to execute and deliver this Agreement and the Transaction Documents to which it is a party and to perform the transactions contemplated hereby and thereby. Each of the Issuer and its Significant Subsidiaries is duly qualified and authorized to do business as a foreign corporation (or other business entity) in each jurisdiction where the character of its assets or the nature of its activities makes such qualification and authorization necessary except where failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. For the purpose of this Agreement, “Material Adverse Effect” shall mean a material adverse effect on (a) the condition (financial or otherwise), business, performance, operations or properties of the Issuer or the Issuer and its Significant Subsidiaries taken as a whole, (b) the ability of the Issuer to perform its obligations under this Agreement and the other Transaction Documents, (c) the validity or enforceability of the Transaction Documents or the rights or remedies of the Purchaser hereunder or thereunder or of the Liens created by any of the Security Documents, or (d) the value of the Collateral, taken as a whole.
(b)    Binding Obligation. Execution, delivery and performance of this Agreement and the other Transaction Documents to which the Issuer is a party have each been duly executed and delivered on behalf of the Issuer by its duly authorized officers and this Agreement and each other Transaction Document to which the Issuer is a party constitutes a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with their respective terms except as enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights and by general principles of equity. No Consent Required. No consent of, or other action by, and no notice to or filing with, any Governmental Authority or any other party, is required for the due execution, delivery and performance by the Issuer of this Agreement or any of the other Transaction Documents or for the perfection of or the exercise by the Indenture Trustee or the Purchaser of any of their rights or remedies thereunder which have not been duly obtained. For the purpose of this Agreement, “Governmental Authority” shall mean (i) the government of the United States of America; (ii) any other international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign; (iii) any subdivision or authority of any of the above; (iv) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (iv) any stock exchange.
(c)    No Violation. Execution, delivery and performance of this Agreement and the other Transaction Documents to which the Issuer is party and the consummation of the transaction contemplated by this Agreement and the Indenture, including the issuance of the Notes, and the fulfillment of the terms hereof is within the Issuer’s corporate power and does not conflict with, result in any material breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the organizational documents of the Issuer, or any indenture, agreement or other instrument to which the Issuer is a party or by which it is bound; nor violate any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Security Documents).
(d)    No Proceedings. There is no pending or, to such Issuer’s knowledge, threatened action, suit or proceeding, including without limitation, any bankruptcy proceeding or governmental investigation, nor any injunction, writ, restraining order or other order of any nature (each, a “Proceeding”) pending or threatened against or affecting the Issuer, its officers or directors, or the property of the Issuer, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Agreement or any of the Transaction Documents, (ii) seeking to prevent the pledge of any of the Collateral or the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that might materially and adversely affect (A) the performance by the Issuer of this Agreement or any of the Transaction Documents or the interests of the Purchaser in the Collateral or (B) the validity or enforceability of this Agreement or any of the Transaction Documents or (iv) asserting a claim for payment of money adverse to the Issuer or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Agreement or any of the Transaction Documents, in each case, other than any Proceeding that is disclosed in the Issuer’s filings posted on the SEC Edgar website, in the draft 10-K for the year ended December 31, 2015 that has been furnished to the Purchaser (the “Draft 10-K”), or that would not reasonably be expected to have a Material Adverse Effect.
(e)    Issuer Not Insolvent. The Issuer, as of the date hereof, is and after giving effect to the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, will be, solvent, able to pay its indebtedness as it matures and will have capital sufficient to carry on its businesses and all business in which it is about to engage. The Issuer does not intend to nor does management of the Issuer believe the Issuer will incur debts beyond its ability to pay as they mature. The Issuer does not contemplate filing a petition in bankruptcy or for an arrangement or reorganization under the Bankruptcy Code or any similar law of any jurisdiction now or hereafter in effect relating to the Issuer, nor does the Issuer have any knowledge of any threatened bankruptcy or insolvency proceedings against the Issuer..

(f)    Name. The legal name of the Issuer is as set forth in the signature page of this Agreement and the Issuer does not have any tradenames, fictitious names, assumed names or “doing business as” names.
(g)    Financial Statements. The audited consolidated balance sheets of the Issuer as at December 31, 2014 and December 31 2013, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from Grant Thornton LLP, present fairly the consolidated financial condition of the Issuer as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Issuer as at December 31, 2015, and the related unaudited consolidated statements of income and cash flows for the 12-month period ended on such date in the Draft 10-K, present fairly the consolidated financial condition of the Issuer as at such date, and the consolidated results of its operations and its consolidated cash flows for the twelve-month period then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).
(h)    No Change. Except as disclosed in the Issuer’s filings posted on the SEC Edgar website or in the Draft 10-K, since December 31, 2015, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect. Since December 31, 2015, there has been no material adverse change in the business, operations, condition, property or prospects (financial or otherwise) of the Issuer or the Issuer and its Significant Subsidiaries, taken as a whole. To the best knowledge of the Issuer, as of the Initial Issue Date or Additional Issue Date, as applicable, (i) the Issuer does not have any material contingent obligations (including any liability for taxes) not disclosed by or reserved against in the consolidated financial statements to be included in the Draft 10-K, and (ii) there are no unrealized or anticipated losses from any present commitment of the Issuer which contingent obligations and losses in the aggregate could reasonably be expected to have a Material Adverse Effect
(i)    Ownership of Properties; Liens. The Issuer has good title to, or a valid leasehold interest in, (i) all Collateral owned by it and (ii) all of its property that is essential to its business as conducted on the Initial Issue Date or Additional Issue Date, as applicable, and none of such Collateral or other property is subject to any Lien except as contemplated by the Security Documents.
(j)    Taxes. The Issuer has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all United States federal, state, local and other taxes that have become due and payable on said returns or on any tax assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Issuer); no tax Lien has been filed, and, to the knowledge of the Issuer, no claim is being asserted, with respect to any such tax, fee or other charge, except as disclosed in the Issuer’s filings posted on the SEC Edgar website or in the Draft 10-K.
(k)    Federal Regulations. No part of the proceeds of the sale of any Notes, will be used for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect for any purpose that violates the provisions of the regulations of the Board of Governors of the Federal Reserve System of the United States (or any successor) (the “Board”). If requested by the Purchaser or the Indenture Trustee, the Issuer will furnish to the Indenture Trustee and each Holder a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.
(l)    Public Company. The common stock of the Issuer is publicly traded on The New York Stock Exchange under the symbol “EMG.” The Issuer has timely filed with or furnished to the SEC all reports required to be filed or submitted by it with the SEC or mailed to its shareholders pursuant to the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), the United States Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”) or rules promulgated thereunder (“Issuer SEC Reports”). As of their respective dates (or, if any of the Issuer SEC Reports were amended, as of the date such amendment was filed with the SEC), each Issuer SEC Report, including any financial statements or schedules included therein and as amended, if amended, (i) complied in all material respects with all applicable requirements of the U.S. Securities Act and the U.S. Exchange Act, as the case may be, and the applicable rules promulgated thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No event or fact known to the Issuer since the date of the last Issuer SEC Report, other than as set forth in the Draft 10-K to be filed with the SEC, has occurred that would require the Issuer to file a Current Report on Form 8-K other than the execution of this Agreement and the other Transaction Documents or that could reasonably be expected to have a Material Adverse Effect on the Issuer or the Issuer and its Significant Subsidiaries. The Chief Executive Officer and Chief Financial Officer of the Issuer have made all certifications (without qualification or exception to the matters certified) required by, and would be able to make such certifications (without qualification or exception to the matters certified) if required to do so as of such dates pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the SEC, and the statements contained in any such certifications are complete and correct and is otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act and the applicable rules of the New York Stock Exchange.
(m)    Investment Company Act; Other Regulations. The Issuer is not, and after receipt of the proceeds from the Notes will not be, an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. The Issuer is not subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.
(n)    Accuracy of Information. No statement or information contained in this Agreement, any other Transaction Document, the Draft 10-K or any other document, certificate or statement furnished by or on behalf of the Issuer to the Indenture Trustee or the Purchaser, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Transaction Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading.
(o)    Security Documents. Each of the Indenture and each Security Document is effective to create in favor of the Indenture Trustee, for the benefit of the Purchaser, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Collateral described in the Pledge Agreement and the Indenture, when certificates representing such Collateral are delivered to the Indenture Trustee (together with a properly completed and signed power or endorsement), combined with the filing of financing statements in appropriate form and the delivery of a notice of assignment by way of security to Blue Heron (“Blue Heron”) in respect of the PPNs (as defined on Exhibit A to the Pledge Agreement), in the case of the deposit account into which the Litigation Proceeds are to be deposited, when an account control agreement meeting the requirements of Section 9-104(a)(2) of the UCC has been entered into by the Indenture Trustee, the depository bank and the account holder with respect to such deposit account, and in the case of the other Collateral described herein and the Security Documents, when financing statements and other filings in appropriate form are filed, the Indenture and each Security Document shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Issuer in such Collateral and the proceeds thereof, as security for the Secured Obligations.
(p)    No Solicitation. No form of “general solicitation” or “general advertising” (as such terms are defined in Regulation D under the U.S. Securities Act) was used by the Issuer or its representatives in connection with the offer and sale of the Notes. Neither the Issuer nor any of its representatives has taken or will take any action that would constitute a public offering of the Notes in the United States within the meaning of Section 4(a)(2) of the U.S. Securities Act. Neither the Issuer nor any of its representatives has engaged in or will engage in any “directed selling efforts” (as such term is defined in Rule 902(c) of Regulation S under the U.S. Securities Act) or has taken or will take any action that would cause the exemption afforded by Rule 506(b) of Regulation D under the U.S. Securities Act or the exclusion from registration afforded by Rule 903 of Regulation S to be unavailable for offers and sales of Notes in accordance with this Agreement. No investors were solicited or otherwise approached by the Issuer or any representative of the Issuer for the purpose of offering the Notes for sale who were not institutional investors. The Issuer has not issued or sold any Notes within the six-month period immediately preceding the date hereof or securities that could be integrated with the Notes other than Initial Notes under the Indenture. Neither the Issuer nor any representative on its behalf has offered or sold, nor will any of them offer or sell, any Notes in any manner that would render the issuance and sale of the Notes a violation of the U.S. Securities Act or any state securities or “Blue Sky” laws, or require registration pursuant thereto, nor has any of them authorized, nor will any authorize, any Person to act in such manner.
(q)    Registration Exemption. The offer and sale of the Notes to the Purchaser in the manner contemplated by this Agreement will offered and sold pursuant to available exemptions from the registration requirements of the U.S. Securities Act and accordingly will be exempt from the registration requirements of the U.S. Securities Act and it is not necessary to qualify an indenture in respect of the Notes. The Indenture is not required to be qualified under the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of this Agreement.
(r)    Third Party Beneficiary. The Issuer acknowledges and agrees that the Indenture Trustee is a third-party beneficiary of this Section 3.1 and the other provisions of this Agreement related hereto (including, without limitation, Section IV) and shall have the right to enforce such third-party beneficiary rights.
(s)    Bad-Actor Requirements. With respect to the Notes to be offered and sold in the United States in reliance on Rule 506(b) of Regulation D under the U.S. Securities Act hereunder, none of the Issuer, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Issuer participating in the offering, any beneficial owner of 20% or more of the Issuer’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the U.S. Securities Act) connected with the Issuer in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) of Regulation D under the U.S. Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) of Regulation D. The Issuer has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.
(t)    Filings. With respect to Notes that are offered and sold in the United States in reliance on Rule 506(b) of Regulation D, the Issuer will complete and file with the SEC a Notice on Form D within 15 days after the first sale of Notes pursuant to Rule 506(b) of Regulation D, and will make such filings with any applicable state securities commission as may be required by state law. With respect to Notes that are offered and sold outside of the United States, the Issuer will complete and file all necessary filings with any applicable Government Authority as may be required by any law, rule, regulation or order of any such applicable Government Authority.
(u)    Availability of Regulation D.     The Issuer has not been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failure to comply with Rule 503 of Regulation D under the U.S. Securities Act.
(v)    Integration. The Issuer has not offered or sold, for a period of six months prior to the commencement of the offering of the Notes, and will not offer or sell, any securities in a manner that would be integrated with the offer and sale of the Notes and would cause the exemption from registration provided by Rule 506 of Regulation D under the U.S. Securities Act (“Regulation D”) to be unavailable for offers and sales of the Notes in accordance with this Agreement.
(w)    General Solicitation or Advertising. None of the Issuer or its Significant Subsidiaries or any person acting on any of their behalf has offered or will offer to sell, or has solicited or will solicit offers to buy Notes in the United States by means of any form of “general solicitation” or “general advertising” (as such terms are defined in Regulation D) or has taken or will take any action that would constitute a public offering of the Notes in the United States within the meaning of Section 4(a)2 of the U.S. Securities Act.
(x)    Directed Selling Efforts. During the period in which Notes are offered for sale, none of the Issuer, its Significant Subsidiaries, or any person acting on any of their behalf has engaged in or will engage in any “directed selling efforts,” as such term is defined in Regulation S under the U.S. Securities Act (“Regulation S”) or has taken or will take any action that would cause the exclusion from registration afforded by Rule 903 of Regulation S to be unavailable for offers and sales of Notes in accordance with this Agreement.
(y)    Use of Proceeds. The Issuer will not access, use or withdraw the proceeds of the Notes until such time as (i) the Lien on, and security interest in, all right, title and interest of the Issuer in the Collateral (other than the Litigation Proceeds and the Pledged Deposit Accounts), as security for the Secured Obligations, has been perfected and constitutes and creates a fully perfected Lien; (ii) an Opinion of Counsel has been delivered to the Indenture Trustee that the Security Documents (other than the Account Control Agreement) are valid and enforceable against the Issuer and constitute and create a fully perfected Lien on, and security interest in, all right, title and interest of the Issuer in the Collateral (other than the Litigation Proceeds and the Pledged Deposit Accounts), as security for the Secured Obligations; and (iii) the Issuer has complied with its other obligations under Section 4.11 of the Indenture (other than with respect to the Account Control Agreement).
(z)    Deposit of Proceeds. The Issuer will deposit the proceeds from the issuance of any Notes into (i) a Pledged Deposit Account or (ii) a New Issuer Deposit Account with respect to which a New Issuer Deposit Account Control Agreement is in effect. As of the Initial Issue Date, the Issuer does not have any deposit accounts established with a banking institution in the Issuer’s name with a balance of $100,000 or more other than the Pledged Deposit Accounts.
Section 3.2        Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Issuer, on behalf of itself, and not on behalf of or jointly and severally with any other Purchaser, that as of the date hereof:
(a)    Due Authorization. This Agreement has been duly authorized by the Purchaser and, on the Initial Issue Date or Additional Issue Date, as applicable, will have been duly executed and delivered by the Purchaser.
(b)    Binding Obligation. Assuming the due authorization, execution and delivery thereof by the other parties thereto, this Agreement constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)    No Violation. The execution, delivery and performance of this Agreement by the Purchaser and compliance with the terms and provisions hereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with, (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Purchaser or any of its properties, (ii) any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of the properties of the Purchaser is subject, or (iii) the organizational documents of the Purchaser.
(d)    Purchaser Letter. The Purchaser hereby delivers a letter in the form of Exhibit A hereto (a “Purchaser Letter”) to the Issuer and makes the representations and warranties set forth in the Purchaser Letter to the Issuer.
(e)    U.S. Securities Act. The Purchaser represents and warrants that it is either (i) in the United States or a U.S. Person (as defined in Rule 902(k) of Regulation S under the U.S. Securities Act) and purchasing the Notes as an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act, or (ii) or a non-“U.S. Person” (as such term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act) and, in either case, that it will transfer interests in any Note only in accordance with the Indenture and applicable law.
SECTION IV.    INDEMNIFICATION

The Issuer agrees to indemnify and hold harmless each of the Purchaser and its affiliates (including, without limitation, controlling persons) and each member, partner, director, officer, employee, shareholder, advisor, agent, affiliate, successor, partner, representative and assign of each of the forgoing (each an “Indemnified Person”) from and against any and all actions (including shareholder actions, derivative or otherwise), suits, investigation, inquiry, claims, losses, damages, liabilities, joint or several, expenses or proceedings of any kind or nature whatsoever which may be incurred by or asserted against or involve any such Indemnified Person as a result of or arising out of or in any way related to or resulting from the Transaction Documents, the use of proceeds thereof or the other transactions contemplated thereby (regardless of whether any such Indemnified Person is a party thereto and regardless of whether such matter is initiated by a third party or otherwise) (any of the foregoing, a “Proceeding”), and the Issuer jointly and severally agrees to reimburse each Indemnified Person upon demand for any legal or other out-of-pocket expenses incurred in connection with investigating, defending, preparing to defend or participating in any such Proceeding; provided, however, that no Indemnified Person will be indemnified for any such cost, expense or liability to the extent determined by a final, nonappealable judgment of a court of competent jurisdiction to have resulted solely from the gross negligence, bad faith or willful misconduct of such Indemnified Person. In the case of any Proceeding to which the indemnity in this paragraph applies, such indemnity and reimbursement obligations shall be effective, whether or not such Proceeding is brought by the Issuer or its securityholders or creditors, an Indemnified Person or any other person, or an Indemnified Person is otherwise a party thereto and whether or not any aspect of the Transaction Documents or the transactions thereunder are consummated. Notwithstanding any other provision of the Transaction Documents, (i) no Indemnified Person shall be responsible or liable for damages arising from the unauthorized use by others of information or other materials obtained through internet, electronic, telecommunications or other information transmission and (ii) no Indemnified Person shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Issuer, or any its securityholders or creditors arising out of, related to or in connection with the Transaction Documents or the other transactions contemplated thereby, except to the extent of direct (as opposed to special, indirect, consequential or punitive) damages determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted solely from such Indemnified Person’s gross negligence, bad faith or willful misconduct, and it is further agreed that the Purchaser shall have liability (if any) only to the Issuer (as opposed to any other Person) and that the Purchaser shall be liable solely in respect of its own commitment under the Transaction Documents on a several, and not joint, basis with any other Purchaser.
The Issuer will not, without the prior written consent of the Indemnified Person, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any Proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Person from all liability arising out of such Proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability, or a failure to act by or on behalf of such Indemnified Person.
SECTION V.    MISCELLANEOUS

Section 5.1        Amendments and Waivers. This Agreement may only be amended in writing by all of the parties hereto (other than as expressly set forth in Section 2.3 hereof).
Section 5.2        Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail notice, when received, addressed as follows in the case of the Issuer and in the case of the Purchaser, as set forth on the signature page or, to such other address as may be hereafter notified to the Indenture Trustee by the respective parties hereto:

The Issuer:	Emergent Capital, Inc.
5355 Town Center Road, Suite 701
Boca Raton, FL 33486
Attention of: Office of the General Counsel

Section 5.3        No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege under any of the Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any of the Transaction Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in the Transaction Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Section 5.4        Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Issuer and the Purchaser, and their respective successors and assigns, provided that the Issuer may not assign its rights hereunder without prior written consent from the Purchaser.
Section 5.5        Counterparts. This Agreement may be executed by the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
Section 5.6        Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.
Section 5.7    Governing Law. THIS AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, THE RELATIONSHIP OF THE PARTIES HERETO AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
Section 5.8        Termination. This Agreement shall remain in full force and effect until the payment in full of the principal of and interest on the Notes and all other amounts payable to the Purchaser or the Indenture Trustee under the Transaction Documents.
Section 5.9        Limited Recourse; No Proceedings. The obligations of the Issuer under this Agreement are solely the obligations of the Issuer. No recourse shall be had for the payment of any fee or other obligation or claim arising out of or relating to this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Issuer, or any officer of it in connection therewith, against any partner, member, stockholder, employee, officer, director or incorporator of the Issuer.
Section 5.10    Legal Counsel. Foley & Lardner LLP is acting as legal counsel to the Issuer in connection with this Agreement and the offering contemplated herein. Purchaser hereby consents to such representation and acknowledges that Foley & Lardner LLP will not and has not represented the Purchaser in connection with this Agreement and the offering contemplated herein and that the Purchaser has been advised to obtain independent legal counsel with respect to such matters.

Section 5.11    Survival of Representations and Warranties and Indemnification. All representations and warranties made and indemnification provided hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the other Transaction Documents, the purchase or transfer by the Purchaser of any Note or portion thereof or interest therein, the payment of any Note and the termination of this Agreement and shall continue in full force and effect notwithstanding the termination of or under this Agreement or the other Transaction Documents. All statements contained in any certificate or other instrument delivered by or on behalf of the Issuer pursuant to this Agreement shall be deemed representations and warranties of the Issuer under this Agreement.
Section 5.12    Submission to Jurisdiction; Waivers. THE ISSUER AND THE PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(1)    SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN NEW YORK COUNTY, AND APPELLATE COURTS FROM ANY THEREOF;
(2)    CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;
(3)    AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN SECTION 5.2 OR AT SUCH OTHER ADDRESS OF WHICH THE INDENTURE TRUSTEE SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND
(4)    AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

Section 5.13    WAIVERS OF JURY TRIAL. THE ISSUER AND THE PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT RELATED HERETO AND FOR ANY COUNTERCLAIM THEREIN.
Section 5.14    Authorization for Indenture Trustee. The delivery to the Indenture Trustee and the Purchasers of an opinion of counsel as described in Section 4.11 of the Indenture with respect to each of the Irish Share Charge, the Pledged Irish Profit Participating Note Assignment, any Deposit Account Control Agreement or any Litigation Proceeds Account Control Agreement shall be deemed to be conclusive authorization by the Purchasers on which the Indenture Trustee may exclusively rely, and by its receipt of such an opinion of counsel the Indenture Trustee shall be fully protected, in executing and delivering each such agreement and any document or instrument contemplated thereby, without any obligation to determine or confirm the advisability or suitability thereof on behalf of the Purchasers.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.
EMERGENT CAPITAL, INC., as Issuer
By:
Name:
Title:

[Note Purchase Agreement Signature Page]

PURCHASER:

By:
Name:
Title:

Address for Section 5.2 Notices:

________________________________________
________________________________________
________________________________________
________________________________________

[Note Purchase Agreement Signature Page – Purchaser]

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